UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

              CURRENT REPORT Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest reported event): October 19, 2005

                               MOTIENT CORPORATION
               (Exact Name of Registrant as Specified in Charter)



           Delaware                     0-23044                93-0976127
  (State or Other Jurisdiction        (Commission            (IRS Employer
       of Incorporation)              File Number)         Identification No.)

        300 Knightsbridge Pkwy., Lincolnshire, IL          60069
         (Address of Principal Executive Offices)        (Zip Code)

        Registrant's telephone number, including area code: 847-478-4200

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions (see General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                           Forward-Looking Statements

This Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements regarding our expected financial position and operating results, our business strategy, and our financing plans are forward-looking statements. These statements can sometimes be identified by our use of forward-looking words such as "may," "will," "anticipate," "estimate," "expect," "project," or "intend." These forward-looking statements reflect our plans, expectations, and beliefs and, accordingly, are subject to certain risks and uncertainties. We cannot guarantee that any of such forward-looking statements will be realized.

Statements regarding factors that may cause actual results to differ materially from those contemplated by such forward-looking statements ("Cautionary Statements") include, among others, those under the caption "Risk Factors" in our annual report on Form 10-K for the year ended December 31, 2004, our quarterly report on Form 10-Q for the quarter ended June 30, 2005, and our recently filed registration statements on Form S-1. All of our subsequent written and oral forward-looking statements (or statements that may be attributed to us) are expressly qualified by the Cautionary Statements. You should carefully review the risk factors described in our other filings with the Securities and Exchange Commission (the "SEC") from time to time.

Our forward-looking statements are based on information available to us today, and we undertake no obligation to update these statements. Our actual results may differ significantly from the results discussed.

Item 7.01 - Regulation FD Disclosure

On October 19, 2005, Motient Corporation filed two lawsuits against James D. Dondero, one in the United States District Court for the Northern Division of Texas, and one in the District Court of Dallas County, Texas. Copies of the complaints are attached hereto as Exhibit 99.1 and 99.2.

The complaint filed in state court alleges that Mr. Dondero has seriously and repeatedly breached his fiduciary duties as a director of Motient in order to advance his own personal interests. The complaint filed in Federal court alleges selective disclosure of material inside information and other improper actions undertaken by Mr. Dondero, the net result of which have been to drive down the price of Motient's stock. It also alleges that Mr. Dondero has solicited, and is still soliciting, the replacement of Motient's current board and management in violation of federal law. Mr. Dondero's latest 13D filing notes that he is considering plans to acquire more of Motient's stock in the near future.

Motient's internal investigation of possible breaches of fiduciary duties by Mr. Dondero has been ongoing for several months, and Mr. Dondero still has not cooperated with this investigation.

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

On October 20, 2005, Motient filed a press release concerning these lawsuits, a copy of which is attached hereto as Exhibit 99.3.

This information is furnished, not filed, pursuant to Regulation FD.


Item 9.01 - Financial Statements and Exhibits

(c)      Exhibit 99.1      Complaint Against James D. Dondero filed
                           in the United States District Court for the Northern
                           Division of Texas

         Exhibit 99.2 Complaint Against James D. Dondero in the District Court of Dallas County, Texas

         Exhibit 99.3      Press release filed on October 20, 2005



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MOTIENT CORPORATION



                                           By: /s/ Robert Macklin
                                               ------------------
                                               Robert Macklin
                                               Vice President,
                                               Secretary and General Counsel

Date:  October 20, 2005

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